                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                April 26, 2001
               ------------------------------------------------
               Date of Report (date of earliest event reported)



                    McLAREN PERFORMANCE TECHNOLOGIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                           0-16176                   84-1016459
-----------------                  ------------              -------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



             32233 West Eight Mile Road, Livonia, Michigan  48152
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              (Address of principal executive offices) (Zip Code)



                                (248) 477-6240
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              Registrant's telephone number, including area code



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2.  Acquisition or Disposition of Assets

     On April 11, 2001, McLaren Performance Products, Inc., an Ontario corporation ("MPP"), which is a wholly owned subsidiary of McLaren Performance Technologies, Inc. (the "Company"), acquired all of the issued and outstanding capital stock of 503129 Ontario Inc., an Ontario corporation ("Holding Company"), and thereby acquired control of Holding Company's wholly owned subsidiary, Dart Machine Ltd., an Ontario corporation ("Dart"), in exchange for:
(i) 641,021 shares of the Company's common stock, valued at CAN$500,000 as of the close of trading on April 10, 2001, (ii) CAN$2,000,000 of subordinated debt to the shareholders of Holding Company, and (iii) CAN$3,750,000 in cash. In order to finance the acquisition, MPP borrowed CAN$2,840,000 from Bank One Canada. The purchase was made pursuant to the terms of a Stock Purchase Agreement between MPP, the Company, Holding Company and the shareholders of Holding Company.

     Dart has approximately 40 employees in its 50,000 square foot facility in Oldcastle, Ontario, Canada. It is a specialty manufacturer of precision power train components for original equipment applications and the automotive aftermarket. Subsequent to the acquisition, Dart will continue operations under the name McLaren Performance Products.



ITEM 7.  Financial Statements and Exhibits

     (a)    Financial Statements of Business Acquired.

            Financial statements are not included in this report. Required financial statements will be filed by amendment not later than 60 days after the date of this report.

     (b)    Pro Forma Financial Information of Business Acquired

            Pro forma financial statements are not included in this report. Required pro forma financial information will be filed by amendment not later than 60 days after the date of this report.

     (c)    Exhibits.

            Stock Purchase Agreement dated April 11, 2001, by and among Mclaren Performance Products, Inc., an Ontario corporation, Mclaren Performance Technologies, Inc., a Delaware corporation, 503129 Ontario Inc., an Ontario corporation, Gary St. Denis, Judith St. Denis, Gary Custer, Don St. Denis, Kelly Sartor, Cheryl Custer and Carrie Cocca.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        McLAREN PERFORMANCE TECHNOLOGIES, INC.



Date: April 26, 2001                    By:   /s/ Steven Rossi
                                           ------------------------
                                           Steven Rossi, President